UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 17, 2015

HAMILTON BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35693	46-0543309
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 Fairmount Avenue, Suite 200, Towson, Maryland		21286
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:   (410) 823-4510

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

On March 17, 2015, Hamilton Bancorp, Inc. (the “Company”), the holding company for Hamilton Bank, engaged Stegman & Company as the principal accountant whom the Company expects to audit the Company’s financial statements for the fiscal year ending March 31, 2016.  Rowles and Company, LLP will continue to audit the Company’s financial statements for the year ending March 31, 2015.

Prior to engaging Stegman & Company, the Company did not consult with Stegman & Company regarding any of the matters listed under SEC Regulation S-K Item 304(a)(2)(i) or (ii).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HAMILTON BANCORP, INC.

DATE: March 23, 2015	By:	/s/ John P. Marzullo
John P. Marzullo
Senior Vice President, Chief Financial Officer and Treasurer